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                         SMITH BARNEY INVESTMENT FUNDS
                               on behalf of the
             Smith Barney Investment Grade Bond Fund (the "Fund")

      Supplement dated May 4, 2004 to the Prospectus dated April 29, 2004

   The following information revises, supersedes and supplements, as applicable, the information in the Prospectus.

   The following information supplements page 14 of the Fund's Prospectus disclosure under the section titled Class C shares.

   Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the 13th month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares held by their clients.

FD 02973